                                                   Exhibit 12
                                                   Monongahela Power Company

                           EXHIBIT 12

  COMPUTATION IN SUPPORT OF RATIO OF EARNINGS TO FIXED CHARGES

                For Year Ended December 31, 1997

                 (Dollar Amounts in Thousands)



                                        Monongahela Power Company

Earnings:
     Net Income                                   $ 80,529
     Fixed charges (see below)                      40,769
     Income taxes                                   47,406

     Total earnings                               $168,704


Fixed Charges:
     Interest on long-term debt                   $ 36,076
     Other interest                                  2,654
     Estimated interest
       component of rentals                          2,039

     Total fixed charges                          $ 40,769


Ratio of Earnings to
  Fixed Charges                                       4.14

                                                                 Exhibit 12
                                                 The Potomac Edison Company


                           EXHIBIT 12

  COMPUTATION IN SUPPORT OF RATIO OF EARNINGS TO FIXED CHARGES

                For Year Ended December 31, 1997

                 (Dollar Amounts in Thousands)



                                        The Potomac Edison Company

Earnings:
     Net Income                                   $ 95,755
     Fixed charges (see below)                      51,925
     Income taxes                                   47,374

     Total earnings                               $195,054


Fixed Charges:
     Interest on long-term debt                   $ 47,659
     Other interest                                  2,164
     Estimated interest
       component of rentals                          2,102

     Total fixed charges                          $ 51,925


Ratio of Earnings to
  Fixed Charges                                       3.76


                                                                 Exhibit 12
                                                    West Penn Power Company

                              EXHIBIT 12

     COMPUTATION IN SUPPORT OF RATIO OF EARNINGS TO FIXED CHARGES

                   For Year Ended December 31, 1997

                    (Dollar Amounts in Thousands)


                                        West Penn Power Company

Earnings:
     Net Income                                   $134,665
     Fixed charges (see below)                      72,178
     Income taxes                                   76,108

     Total earnings                               $282,951


Fixed Charges:
     Interest on long-term debt                   $ 64,990
     Other interest                                  4,639
     Estimated interest
       component of rentals                          2,549

     Total fixed charges                          $ 72,178


Ratio of Earnings to
  Fixed Charges                                       3.92


                                                                 Exhibit 12
                                               Allegheny Generating Company

                           EXHIBIT 12

     COMPUTATION IN SUPPORT OF RATIO OF EARNINGS TO FIXED CHARGES

                   For Year Ended December 31, 1997

                    (Dollar Amounts in Thousands)


                                   Allegheny Generating Company

Earnings:
     Net Income                                   $ 32,268
     Fixed charges (see below)                      15,391
     Income taxes                                   16,127

     Total earnings                               $ 63,786


Fixed Charges:
     Interest on long-term debt                   $ 14,431
     Other interest                                    960
     Estimated interest
       component of rentals                            ---

     Total fixed charges                          $ 15,391


Ratio of Earnings to
  Fixed Charges                                       4.14